                                                                    EXHIBIT 10.2

                            REVOLVING LOAN AGREEMENT


     THIS AGREEMENT, dated as of May 1, 1995 is entered into between MIDWEST ONE MORTGAGE SERVICES, INC., an Illinois corporation ("COMPANY"), and LASALLE NATIONAL BANK, a national banking association ("LASALLE").

     1. COMMITMENTS OF LASALLE

     Subject to the terms of this Agreement, LASALLE agrees to lend to the COMPANY such sums as the COMPANY may request, but not to exceed in aggregate principal at any time an amount equal to Four Million Dollars ($4,000,000) or 95% of the face value of all mortgages owned or serviced by the Company, whichever is the lesser amount (the "LOAN").

     2. NOTE EVIDENCING BORROWING

     A. The borrowing under Section 1 above shall be evidenced by a note (herein called the "Note") executed by the COMPANY, in the form set forth in Exhibit "A", dated the date of the borrowing and payable on May 1, 1996. At the time of the initial borrowing, and each time a repayment is made in whole or in part thereon, an appropriate notation shall be made on the books and records of LASALLE. All amounts recorded shall be conclusive and binding evidence of the amounts advanced unless said recording was made in error or was otherwise not appropriate. Failure of LASALLE to record an advance shall not affect the obligation of the COMPANY to pay.

     B. The Loan shall be evidenced by a promissory note (the "Note") executed by the Borrower in the principal amount of $4,000,000 and shall be in the form set forth in Exhibit A hereto. Without in any way limiting the term of the
Note:

        (a) The Borrower shall pay interest on amounts outstanding under the Note as provided herein. Interest shall be payable quarterly, in arrears, commencing on July 1, 1995 and continuing on the first day of each October, January, and April thereafter, with a final payment of all outstanding amounts due under the Note, including, but not limited to principal and interest if not sooner paid, on May 1, 1996. The amounts outstanding from time to time shall bear interest calculated on the actual number of days elapsed on the basis of a 360 day year, at a rate equal, at the Borrower's option, to either (a) the London Inter-Bank Offered Rate ("LIBOR") plus 100 basis points, or (b) the Prime Rate (whichever rate is so selected, the "Interest Rate").

     For purposes of this Agreement, the term "Prime Rate" shall mean the floating prime rate in effect from time to time as set by the Bank, and referred to by the Bank as its Prime Rate. The Borrower acknowledges that the Prime Rate is not necessarily the Bank's lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate change is publicly announced by the Bank.

     LIBOR borrowings hereunder shall be for a period of one, two or three months (the "Interest Period"). Prepayments of LIBOR borrowings shall be permitted only at the conclusion of an Interest Period. Prepayments of LIBOR borrowings prior to the conclusion of an Interest Period shall be subject to penalty charges at the discretion of the Bank.

     With respect to the renewal of any Loan, or any new borrowing hereunder, in the event that deposits in the amount and for the term of the selected Interest Period are unavailable to Bank, or that by reason or circumstances affecting the LIBOR markets generally, adequate and reasonable means do not exist for ascertaining the interest rate applicable to such LIBOR loan for the selected Interest Period, Borrower shall either repay such loan or direct Bank to convert such loan into a LIBOR or floating rate loan of a type which is available on the last day of the then current Interest Period, said choice between repayment or conversion to be solely at Borrower's option.

     If it shall become unlawful (or contrary to any direction from or requirement of any governmental authority having jurisdiction over Bank) for Bank to honor its commitment or to continue to fund or maintain any Loan or to perform its obligations hereunder, then upon demand by Bank to Borrower, if it is unlawful for Bank to honor its commitment to make any loan, such commitment shall thereupon be cancelled and, if it is unlawful for Bank to continue to fund or maintain any loan, Borrower shall prepay without premium or penalty such loan together with accrued interest thereon on the last day of the then current Interest Period or on such earlier date as may be required by law.

     Each request by Borrower for a LIBOR loan must be received by Bank no later than 11:00 a.m. Chicago, Illinois time, on the day which is two days prior to the day it is to be funded. Requests for all other loans must be received by Bank no later than 11:00 a.m. Chicago, Illinois time, on the same day it is to be funded.

        (b) Borrower shall pay Bank a fee of 25 basis points on the unused amount of the credit commitment available hereunder. Such fee shall be paid on the same quarterly basis that interest is payable hereunder.

        (c) Any amount of principal or interest on the Note which is not paid when due, whether at stated maturity, by acceleration or otherwise shall bear interest payable on demand at an interest rate equal at all times to two percent (2%) above the Interest Rate.

        (d) If any payment to be made by the Borrower hereunder shall become due on a Saturday, Sunday or Bank holiday under the laws of the State of Illinois, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

     C. If any payment to be made hereunder shall become due on a Saturday, Sunday or Bank holiday under the laws of the State of Illinois, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

     3. PRINCIPAL PAYMENTS

     The total amount of principal outstanding shall be due and payable from the Company to LaSalle on or before May 1, 1996. Prepayments shall be permitted without premium or penalty except in the case of LIBOR borrowings.

     4. REPRESENTATIONS AND WARRANTIES

     To induce LASALLE to make the Loan provided for herein, the COMPANY represents and warrants that:

     A. The advance hereunder shall be used to fund mortgage loans until the Company is able to sell them in the secondary market.

     B. COMPANY is a duly formed and legally constituted corporation under the laws of Illinois, with power to perform all acts done pursuant to this Agreement and duly qualified to transact business in the State of Illinois and in all jurisdictions where the nature of its business requires such licensing or qualification.

     C. COMPANY's financial statements, all of which have been furnished to LASALLE, have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of COMPANY at such dates and the results of its operations for the periods then ended.

     D. Since the latest date of the statements mentioned in Section C, there have been no material adverse changes in the condition of the COMPANY except changes arising from transactions in the ordinary course of business, and there are no material suits or proceedings pending, or to the knowledge of the COMPANY threatened, against the COMPANY which involve the possibility of any material judgment or liability not fully covered by insurance; and the COMPANY is not in default with respect to any order, writ, injunction, or decree of any court.

     E. All necessary tax returns of the COMPANY have been duly filed, and all material taxes, assessments, fees and other material governmental charges (other than those presently payable with penalty or interest) upon the COMPANY or upon any of its properties or assets which are due and payable have been paid.

     F. The COMPANY has received necessary regulatory approvals to transact all business which it is conducting.

     The foregoing representations and warranties shall survive the making of this Agreement and, except for D and E which are represented and warranted only as of the date of this Agreement, shall be deemed to be continuing representations and warranties until the COMPANY has fulfilled all obligations to LASALLE and LASALLE has been paid in full.

     5. NEGATIVE COVENANTS

     Subject to the general exception to each negative covenant that COMPANY may continue to conduct its business as presently conducted, the COMPANY agrees that until payment in full of the Note and all interest thereon it and unless agreed to in writing by LASALLE, the COMPANY shall not:

     A. Create, assume, incur, have outstanding, or in any manner become liable in respect of any indebtedness for borrowed money (other than under the Note) in excess of $200,000 at any one time.

     B. Merge into or consolidate with or into any other person, firm or corporation, unless the COMPANY is the survivor.

     C. Directly or indirectly pledge or otherwise by the COMPANY's affirmative action encumber the stock of any bank subsidiary of the COMPANY.

     D. Directly or indirectly pledge, assign, sell, transfer or otherwise encumber any mortgage loans of the COMPANY.

     6. AFFIRMATIVE COVENANTS

     The COMPANY covenants that so long as the Note or any part thereof shall be outstanding and unpaid, or the COMPANY shall have any commitment hereunder, it shall:

     A. Furnish and deliver to LASALLE:

        (i) as soon as possible, and in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods of the COMPANY, a copy of the consolidated financial statements prepared in accordance with generally accepted accounting principles consistently applied and signed by a principal financial officer;

        (ii) as soon as possible and in any event within ninety (90) days after the end of each fiscal year, a copy of the COMPANY's consolidated balance sheet as of the end of such year and the related consolidated statement of income for such year examined by independent public accountants and accompanied by an unqualified opinion;

     (iii) as soon as possible, and in any event within forty-five (45) days after the end of each quarterly fiscal period of Midwest Bank and Trust Company, The National Bank of Monmouth, Midwest Bank of Hinsdale, and Midwest Bank of McHenry County ("the Banks"), a copy of the BANK's Call Report as of the end of the immediately preceding quarter, signed by the proper officers/directors of the BANK; and

     (iv) within thirty (30) days thereafter, notice in writing of all material proceedings before any court or governmental department or other administrative agency or of any other material matter which would have a material adverse effect on the operations of the COMPANY.

     B. Promptly pay and discharge all assessments and other governmental charges imposed upon the COMPANY or the income, profits, or property of the COMPANY and all claims for labor, material or supplies which, if unpaid, might by law become a lien or charge upon the property of the COMPANY; provided that the COMPANY shall not be required to pay if the validity thereof shall be contested in good faith by appropriate proceedings or otherwise, and adequate reserves shall be maintained on the books of the COMPANY.

     C. Insure or cause its bank subsidiaries to insure such properties and risks with respect to its or their business as the COMPANY reasonably deems to be consistent with sound banking practice.

     7. GUARANTY

     As collateral security for all of COMPANY's obligations from time to time to LASALLE, First Midwest Corporation of Delaware has executed a Continuing Unconditional Guaranty in favor of the LaSalle secured by 100% of the stock of the BANKS.

     8. RIGHTS UPON DEFAULT

     Upon the occurrence of any of the following events or acts:

     A. If the COMPANY fails to make payment when due;

     B. If any representation or warranty of this Agreement shall be false when made or, except for 4.D and 4.E, shall be false at any time during the term of this Agreement or any extension thereof, or if the COMPANY defaults in the performance of any covenant, condition or agreement contained in this Agreement or any material covenant, condition or agreement contained in any other agreement with LASALLE;

     C. If the COMPANY becomes insolvent or is unable to pay its debts as they mature; or makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they mature; or suspends transaction of its usual business, or if a trustee of any substantial part of the assets of the COMPANY is applied for or appointed, or if any proceedings involving the insolvency or inability to pay the debt of the COMPANY are commenced by the COMPANY under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government;

     D. Company shall fail to maintain the following ratio: Liabilities defined in accordance with generally accepted accounting principles ("GAAP") to Tangible Equity defined in accordance with GAAP of 8 to 1.

LASALLE shall have all rights and remedies provided by applicable law and, without limiting the generality of the foregoing, may, at its option, declare its commitments to be terminated and the Note shall thereupon be and become forthwith, due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding, any may, also without limitation, appropriate and apply toward the payment of the Note any indebtedness of LASALLE to the COMPANY however created or arising, and may, also without limitation exercise any and all rights in and to the collateral security, if any, referred to in Section 7 above.

     9. MISCELLANEOUS

     A. No failure or delay on the part of LASALLE in exercising any right or remedy hereunder shall operate as a waiver; nor shall any single or partial exercise of any such right or remedy preclude any further exercise of any other right or remedy hereunder. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     B. This Agreement constitutes the entire agreement between the parties and there are no promises expressed or implied unless contained herein. No amendment, modification, termination or waiver of any provision of this Agreement or of the Note shall in any event be effective unless the same shall be in writing and signed by LASALLE. No notice to or demand on the COMPANY in any case shall entitle the COMPANY to any other or further notice or demand in similar or other circumstances.

     C. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to the COMPANY mailed or delivered to the then President, and if to LASALLE, mailed or delivered to it, addressed to it at 120 South LaSalle Street, Chicago, Illinois 60603, Attention: Correspondent Division, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection. All notices, requests, demands and other communications provided for hereunder shall be effective when delivered, or if mailed, three business days after being deposited in the mails, postage prepaid, addressed as aforesaid.

     D. This Agreement shall become effective when it shall have been executed by the COMPANY and LASALLE and thereafter shall be binding upon and inure to the benefit of the COMPANY and LASALLE and their respective successors and assigns, except that the COMPANY shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of LASALLE.

     E. This Agreement and the Note will be delivered and accepted in and shall be deemed to be contracts made under and governed by the laws of the State of Illinois, and for all purposes shall be construed in accordance with the laws of said State. This Agreement shall govern the terms of any extensions or renewals to the Note.

     F. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction; wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.

     G. All covenants, agreements, representations and warranties made by the COMPANY herein shall be deemed material and relied on by LASALLE and shall survive the execution and delivery to LASALLE of this Agreement and any Note.

     H. LASALLE represents that it will received the Note payable to it as evidence of a bank loan.

     I. The COMPANY will pay all costs and expenses (including reasonable attorney's fees), if any, of collection and enforcement of this Agreement, the Note and the other documents to be delivered hereunder.

     J. LASALLE reserves the right to sell participations in this loan.

     The parties hereto have caused this Agreement to be executed by their authorized officers as of the date first above written.

                                       MIDWEST ONE MORTGAGE SERVICES, INC.

                                       By:   /s/
                                            -----------------------------------
                                       Its:          President
                                            -----------------------------------

                                       LASALLE NATIONAL BANK

                                       By:    /s/
                                            -----------------------------------

                                       Its:           F.VP.
                                            -----------------------------------

PFM:de

                               FIRST AMENDMENT TO
                            REVOLVING LOAN AGREEMENT


     THIS FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT dated as of May 1, 1996 (this "Amendment"), is between MIDWEST ONE MORTGAGE SERVICES, INC., an Illinois corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank entered into a Revolving Loan Agreement dated as of May 1, 1995 (the "Agreement"); and

     WHEREAS, the Borrower and the Bank desire to amend the Agreement as more fully described herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     2. AMENDMENTS TO THE AGREEMENT.

        2.1 Amendment to Section 2.A of the Agreement. Section 2.A of the Agreement is hereby amended as of the date hereof by deleting the date "May 1, 1996" and substituting the date "May 1, 1997" in lieu thereof.

        2.2 Amendment to Section 2.B(a) of the Agreement. Section 2.B(a) of the Agreement is hereby amended as of the date hereof by restating the first two sentences thereof, as follows:

     "(a) The Borrower shall pay interest on amounts outstanding under the Note as provided herein. Interest shall be payable quarterly, in arrears, commencing on July 1, 1996 and continuing on the first day of each October, January, and April thereafter, with a final payment of all outstanding amounts due under the Note, including, but not limited to principal and interest if not sooner paid, on May 1, 1997."

        2.3 Amendment to Section 3 of the Agreement. Section 3 of the Agreement is hereby amended as of the date hereof by deleting the date "May 1, 1996" and substituting the date "May 1, 1997" in lieu thereof."

     3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

        3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

        3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

        3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        3.4 No Default.  As of the date hereof, no Event of Default under
Section 8 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

        3.5 Warranties. As of the date hereof, the representations and warranties in Section 4 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

     4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

         (a)     This Amendment duly executed by the Borrower;

         (b)      A Replacement Promissory Note in the form of
                  Exhibit A-1 attached hereto, duly executed by the Borrower;

         (c)      Reaffirmation of Guaranty of First Midwest
                  Corporation of Delaware; and

         (d) Such other documents and instruments as the Bank reasonably requests.

     5. GENERAL

        5.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

      5.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

      5.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.



LASALLE NATIONAL BANK                      MIDWEST ONE MORTGAGE SERVICES, INC.

By: /s/                                    By:  /s/  Daniel R. Kadolph
    --------------------------                  --------------------------
Its:       S.V.P.                          Its:       President
    --------------------------                  --------------------------

                              SECOND AMENDMENT TO
                            REVOLVING LOAN AGREEMENT

     THIS SECOND AMENDMENT TO REVOLVING LOAN AGREEMENT dated as of May 1, 1997 (this "Amendment"), is between MIDWEST ONE MORTGAGE SERVICES, INC., an Illinois corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank entered into a Revolving Loan Agreement dated as of May 1, 1995, as amended by a First Amendment thereto dated May 1, 1996 (collectively, the "Agreement"); and

     WHEREAS, the Borrower and the Bank desire to amend the Agreement as more fully described herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     2. AMENDMENTS TO THE AGREEMENT.

        2.1 Amendment to Section 2.A of the Agreement. Section 2.A of the Agreement is hereby amended as of the date hereof by deleting the date "May 1, 1997" and substituting the date "May 1, 1998" in lieu thereof.

        2.2 Amendment to Section 2.B(a) of the Agreement. Section 2.B(a) of the Agreement is hereby amended as of the date hereof by restating the first two sentences thereof, as follows:

      "(a) The Borrower shall pay interest on amounts outstanding under the Note as provided herein. Interest shall be payable quarterly, in arrears, commencing on July 1, 1997 and continuing on the first day of each October, January, and April thereafter, with a final payment of all outstanding amounts due under the Note, including, but not limited to principal and interest if not sooner paid, on May 1, 1998."

        2.3 Amendment to Section 2 of the Agreement. Section 2 of the Agreement is hereby amended as of the date hereof by adding the following as new subsection (E) thereto:

      "(E) The Loans may be advanced in the form of direct advances. Each Loan shall be made available to the Borrower upon its written request, from any person whose authority to so act has not been revoked by the Borrower in writing previously received by the

      Bank. Such request must be received by no later than 11:00 a.m. Chicago, Illinois time, on the day it is to be funded. The proceeds of each Loan shall be made available at the office of the Bank by credit to the account of the Borrower or by other means requested by the Borrower and acceptable to the Bank. The Bank is authorized to rely on the telephonic, telecopy or telegraphic loan requests which the Bank believes in its good faith judgment to emanate from a properly authorized representative of the Borrower, whether or not that is in fact the case. The Borrower does hereby irrevocably confirm, ratify and approve all such advances by the Bank and does hereby indemnify the Bank against losses and expenses (including court costs, reasonable attorneys' and paralegals' fees) and shall hold the Bank harmless with respect thereto."

         2.4 Amendment to Section 3 of the Agreement. Section 3 of the Agreement is hereby amended as of the date hereof by deleting the date "May 1, 1997" and substituting the date "May 1, 1998" in lieu thereof."

     3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

        3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

        3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

        3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        3.4 No Default.  As of the date hereof, no Event of Default under
Section 8 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

        3.5 Warranties. As of the date hereof, the representations and warranties in Section 4 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

     4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

         (a)    This Amendment duly executed by the Borrower;

         (b) A Replacement Promissory Note in the form of Exhibit A-2 attached hereto, duly executed by the Borrower;

         (c) Reaffirmation of Guaranty of First Midwest Corporation of Delaware; and

         (d) Such other documents and instruments as the Bank reasonably requests.

     5. GENERAL.

        5.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

        5.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

        5.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.


LASALLE NATIONAL BANK                       MIDWEST ONE MORTGAGE SERVICES, INC.


By:  /s/                                    By:   /s/ Daniel R. Kadolph
    --------------------------                  -------------------------------

Its:      Vice President                    Its:        Treasurer
     --------------------------                  ------------------------------



April 8, 1997

                                      3